SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):		25-Jul-01

Credit Suisse First Boston Mortgage Securities Corp.,
Mortgage-Backed Pass-Through Certificates, Series 2001-9

(Exact name of registrant as specified in its charter)


Delaware		333-49820-08		13-3320910
(State or Other		(Commission		(I.R.S. Employer
Jurisdiction		File Number) 		Identification No.)
of Incorporation)


	11 Madison Avenue
	New York, New York			10010
	(Address of Principal 			(Zip Code)
	Executive Offices)

Registrant's telephone number, including area code		(212) 325-2000


Item 5.	Other Events.

On behalf of CSFB Mortgage Acceptance Corp.,
Series 2001-9 Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated March 1, 2001 by Bank One, as trustee for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated		25-Jul-01
The Monthly Report is filed pursuant to and accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due April 25, 2031.

A. 	Monthly Report Information:
	See Exhibit No. 1

B.	Have any deficiencies occurred?   NO.
		Date:
		Amount:

C.	Item 1: Legal Proceedings:			NONE

D.	Item 2: Changes in Securities:			NONE

E.	Item 4: Submission of Matters to a Vote of Certifi-
	cateholders:  NONE

F.	Item 5: Other Information - Form 10-Q, Part II -
	Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statements and Exhibits

Information and Exhibits.

Exhibit No. 1

Credit Suisse First Boston Mortgage Securities Corp.,
Mortgage-Backed Pass-Through Certificates, Series 2001-9

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

	Beginning			Principal	Remaining
Class	Balance	Principal	Interest	Loss	Balance
I-A-1	87462968	3790571	510201	0	83672396
I-A-2	6000000	0	35000	0	6000000
I-A-3	6927000	0	40408	0	6927000
I-A-4	13349000	0	77869	0	13349000
I-A-5	1959000	0	11428	0	1959000
I-A-6	2011000	0	11731	0	2011000
I-A-7	1489000	0	8686	0	1489000
I-A-8	1364000	0	7957	0	1364000
I-A-9	39113520	N/A	153032	0	37841943
I-A-10	39113520	1271577	140320	0	37841943
I-A-11	1073803	0	0	0	1081856
I-A-12	5543079	174279	N/A	0	5368800
II-A-1	51336514	3087958	184823	0	48248556
II-A-2	51336514	N/A	178413	0	48248556
II-A-3	3186898	0	0	0	3209448
II-A-4	3134441	176224	N/A	0	2958217
II-A-5	48913122	2749988	346089	0	46163134
III-A-1	50142309	3437788	313389	0	46704521
III-A-2	6809000	0	42783	0	6809000
I-X-1	4085761	N/A	24685	0	3898022
I-X-2	358398	N/A	2165	0	358140
II-X	224795	N/A	1544	0	201656
III-X	273098	N/A	1716	0	272878
II-P	25530	101	0	0	25429
III-P	154786	10691	0	0	144094
B-1	4941549	3111	31431	0	4938438
B-2	2090629	1316	13298	0	2089312
B-3	950340	598	6045	0	949742
B-4	380096	239	2418	0	379857
B-5	570244	359	3627	0	569885
B-6	570188	359	3627	0	569829
A-R	0	0	0	0	0
TOTAL:	339498016	14705162	2152683	0	324823457

	Beginning
	Current Prin	Principal 		Remaining
Class	Amount	Distribution	Interest	Balance
I-A-1	900.43038	39.02390	5.25251	861.40648
I-A-2	1000.00000	0.00000	5.83333	1000.00000
I-A-3	1000.00000	0.00000	5.83333	1000.00000
I-A-4	1000.00000	0.00000	5.83333	1000.00000
I-A-5	1000.00000	0.00000	5.83333	1000.00000
I-A-6	1000.00000	0.00000	5.83333	1000.00000
I-A-7	1000.00000	0.00000	5.83333	1000.00000
I-A-8	1000.00000	0.00000	5.83334	1000.00000
I-A-9	923.33270	0.00000	3.61254	893.31523
I-A-10	923.33270	30.01747	3.31246	893.31523
I-A-11	1022.66917	0.00000	0.00000	1030.33919
I-A-12	925.73538	29.10591	N/A	896.62947
II-A-1	855.60857	51.46597	3.08039	804.14260
II-A-2	855.60857	0.00000	2.97355	804.14260
II-A-3	1021.40088	0.00000	0.00000	1028.62789
II-A-4	863.80394	48.56468	N/A	815.23926
II-A-5	863.80394	48.56468	6.11192	815.23925
III-A-1	818.19143	56.09572	5.11370	762.09571
III-A-2	1000.00000	0.00000	6.28333	1000.00000
I-X-1	925.78658	0.00000	5.59329	883.24700
I-X-2	916.15142	0.00000	5.53509	915.49393
II-X	833.41322	0.00000	5.72343	747.62839
III-X	938.01542	0.00000	5.89385	937.26122
II-P	511.94269	2.02811	N/A	509.91458
III-P	997.69741	68.91287	N/A	928.78454
B-1	998.15165	0.62842	6.34888	997.52322
B-2	998.15165	0.62842	6.34889	997.52323
B-3	998.15164	0.62842	6.34889	997.52322
B-4	998.15163	0.62841	6.34890	997.52321
B-5	998.15165	0.62843	6.34889	997.52323
B-6	998.15191	0.62842	6.34890	997.52349
A-R	0.00000	0.00000	4.20000	0.00000

			SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

		CSFB MORTGAGE ACCEPTANCE CORP.
		By: /s/ Mary Fonti
		Name:	Mary Fonti
		Title:	Trust Officer
		Bank One

	Dated:	7/31/01